BLACKROCK ETF TRUST II
iShares AAA CLO Active ETF
(the “Fund”)
Supplement dated January 16, 2026 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Fund,
each dated November 28, 2025, as supplemented to date
The Fund currently operates as a diversified fund under the Investment Company Act of 1940, as amended. Accordingly, effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:
The last paragraph of the section of the Summary Prospectus entitled “Principal Investment Strategies,” the section of the Prospectus entitled “Fund Overview — Principal Investment Strategies” and the section of the Prospectus entitled “More Information About the Fund — Additional Information on Principal Investment Strategies” are deleted in their entirety.
The risk factor entitled “Non‑Diversification Risk” in the section of the Summary Prospectus entitled “Summary of Principal Risks,” the risk factor entitled “Non‑Diversification Risk” in the section of the Prospectus entitled “Fund Overview — Summary of Principal Risks” and the risk factor entitled “Non‑Diversification Risk” in the section of the Prospectus entitled “More Information About the Fund — A Further Discussion of Principal Risks” are deleted in their entirety.
The following is added as the final paragraph in the section of the SAI entitled “Part I: Information about iShares AAA CLO Active ETF — Investment Policies — Notations Regarding the Fund’s Fundamental Investment Restrictions”:
The Fund is currently classified as a diversified fund under the Investment Company Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, a fund cannot change its classification from diversified to non‑diversified without shareholder approval.
Shareholders should retain this Supplement for future reference.
PR2SAI-CLOA-0126SUP